Statement of Additional Information Supplement

John Hancock Bond Trust	John Hancock Investment Trust
John Hancock California Tax-Free Income Fund	John Hancock Investment Trust II
John Hancock Capital Series	John Hancock Investors Trust
John Hancock Collateral Trust	John Hancock Municipal Securities Trust
John Hancock Current Interest	John Hancock Premium Dividend Fund
John Hancock Exchange-Traded Fund Trust	John Hancock Sovereign Bond Fund
John Hancock Financial Opportunities Fund	John Hancock Strategic Series
John Hancock Funds II	John Hancock Tax-Advantaged Global Shareholder Yield Fund
John Hancock Funds III	John Hancock Variable Insurance Trust

Supplement dated December 23, 2022 to the current Statement of Additional Information, as may be supplemented (the “SAI”)

Effective December 31, 2022, Peter S. Burgess is retiring as an Independent Trustee. Accordingly, all references to Mr. Burgess as a current Independent Trustee are removed from each SAI after that date.

In addition, certain information under the “Board Committees” sub-section of the “Duties of Trustees; Committee Structure” section is amended, effective as of January 1, 2023, to reflect updated Committee memberships and Chairpersons, as applicable, for certain of the Committees as set forth below:

Audit Committee. The Board has a standing Audit Committee composed solely of Independent Trustees (Mr. Cunningham and Mses. Lizarraga and Rathke). Ms. Rathke serves as Chairperson of this Committee. This Committee reviews the internal and external accounting and auditing procedures of the Trust and, among other things, considers the selection of an independent registered public accounting firm for the Trust, approves all significant services proposed to be performed by its independent registered public accounting firm and considers the possible effect of such services on its independence. Ms. Rathke has been designated by the Board as an “audit committee financial expert,” as defined in SEC rules.

You should read this Supplement in conjunction with each SAI and retain it for your future reference.

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